                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities..............  8
Statement of Operations..........................  9
Statement of Changes in Net Assets............... 10
Financial Highlights............................. 11
Notes to Financial Statements.................... 12
Dividend Reinvestment Plan....................... 15

VPV SAR 6/97

                             LETTER TO SHAREHOLDERS

June 5, 1997

Dear Shareholder,
    As mentioned in your previous
report, VK/AC Holding, Inc., the parent
company of Van Kampen American Capital,
Inc., was acquired by Morgan Stanley
Group Inc., a world leader in asset
management. More recently, on February
5, 1997, Morgan Stanley Group Inc. and
Dean Witter, Discover & Co. announced                   [PHOTO]
their agreement to merge, and you
received a proxy in April. The merger     DENNIS J. MCDONNELL AND DON G. POWELL
was completed on May 31, 1997, creating
the combined company of Morgan Stanley, Dean Witter, Discover & Co. This preeminent global financial services firm boasts a market capitalization of $21 billion and leading market positions in securities, asset management, and credit services. As the financial industry continues to witness unprecedented consolidations and new partnerships, we believe that those firms that are leaders in all facets of their business will be able to offer investors the greatest opportunities and services as we move into the next century. We are confident that this merger will provide investors with those benefits.

ECONOMIC REVIEW

    Bond prices were volatile during the six months ended April 30, 1997. Prices initially rose as the economy slowed, erasing fears of an interest rate hike by the Federal Reserve Board. The November election of a Democratic president and Republican Congress was positive for bonds because the split government was viewed as a restraint on spending increases that could potentially swell the budget deficit. In addition, support diminished for radical tax reform that could threaten the tax-free status of municipal bonds.
    By the beginning of 1997, the situation changed. Bond prices began to fall as the economy picked up speed, culminating in a 5.60 percent annualized growth rate in the first quarter. This strength, coupled with warnings by Fed Chairman Alan Greenspan that tighter monetary policy might be appropriate, reignited fears of a rate hike. On March 25, the Fed raised short-term rates by a modest
0.25 percent, which sent the 30-year Treasury bond yield above 7.00 percent for the first time in six months. By the end of April, the 30-year Treasury bond yield slipped back below 7.00 percent as the market turned its attention to positive news about inflation, and bonds recovered some of their earlier losses.
    Throughout most of the six months ended April 30, municipal bonds generally outperformed Treasuries. Between October 31 and April 30, yields on long-term municipal revenue bonds rose 21 basis points, while yields on 30-year Treasury bonds jumped 31 basis points. Because bond yields move in the opposite direction of prices, the smaller

                                                           Continued on page two
increase in municipal yields meant that municipal bond prices did not fall as sharply as Treasury bond prices did. A relatively stable supply of new issues, combined with an increase in retail demand, contributed to the improved performance of municipal bonds.
    In Pennsylvania, economic growth was sluggish and below the national average. Since emerging from the recession in the early 1990s, the Commonwealth has failed to replenish budgetary reserves and expects to end the current fiscal year with a modest fund balance. Pennsylvania's health-care sector is experiencing tremendous volatility due to rapidly changing market conditions. Hospitals in Philadelphia are especially vulnerable, with low occupancy rates, a high HMO concentration, and rapid consolidation among a handful of large hospital systems.

FUND STRATEGY

    In managing the Trust, we maintained a heavy weighting in high-quality bonds, many of which are insured. As of April 30, approximately 63 percent of the Trust's long-term investments were AAA-rated, the highest credit rating assigned to bonds by the Standard & Poor's Ratings Group. In addition, approximately 23 percent of long-term investments were rated AA or A, and approximately 14 percent were rated BBB, the lowest rating Standard & Poor's assigns to bonds in the investment-grade category. AAA-rated bonds are extremely liquid and provide the potential for safety of principal, but they have tended to perform better when interest rates are falling, which was not the case for most of the period. BBB-rated securities provide the potential for additional income and have tended to outperform when rates are rising.

                            [CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality as a Percentage of Long-Term Investments as of April 30, 1997

A............................  6.7%
AA........................... 16.1%
AAA.......................... 62.6%
BBB.......................... 14.6%

Based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

    Portfolio turnover was minimal during the period due to a tight supply of Pennsylvania bonds caused by strong demand and a shortage of new state issues. In addition, spreads between the yields of AAA-rated bonds and low-rated bonds remained narrow due to the increasing number of insured bonds in the municipal market. As a result of the tight spreads, there was little incentive to justify the additional credit risk of purchasing low-rated securities.
    Despite limited opportunities, we were able to purchase some bonds to enhance the Trust's portfolio diversification, including health-care and education bonds. Health care

                                                         Continued on page three
remains the largest sector of the portfolio, accounting for approximately 24 percent of assets as of April 30, followed by single-family housing and water & sewer bonds.
    We shortened the duration slightly during this period of rising interest rates in order to potentially reduce the Trust's volatility to rate increases. Duration, which is expressed in years, is a measure of a portfolio's sensitivity to interest rate movements. Portfolios with long durations have tended to perform better when rates are falling, and portfolios with short durations have tended to perform better when rates are rising. At the end of the period, the Trust's duration stood at 7.35 years compared to 7.89 years for the Lehman Brothers Pennsylvania Municipal Bond Index benchmark.

                           [DIVIDEND HISTORY GRAPH]

Six-month Dividend History
For the Period Ended April 30, 1997

                      Distribution per Share
Nov 1996 ....................   $.0625
Dec 1996 ....................   $.0625
Jan 1997 ....................   $.0625
Feb 1997 ....................   $.0625
Mar 1997 ....................   $.0625
Apr 1997.....................   $.0625

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

PERFORMANCE SUMMARY

    We are pleased to report that the Van Kampen American Capital Pennsylvania Value Municipal Income Trust continued its positive performance over the first half of its fiscal year. For the six-month period ended April 30, 1997, the Trust generated a total return at market price of 2.99 percent(1). The Trust offered a tax-exempt distribution rate of 5.94 percent(3), based on the closing common stock price of $12.625 per share on April 30, 1997. Because income from the Trust is exempt from federal and Pennsylvania state income taxes, this distribution rate represents a yield equivalent to a taxable investment earning
9.55 percent(4) (for investors in the combined federal and state income tax bracket of 37.8 percent). At the end of the reporting period, the closing share price of the Trust traded at a 13.8 percent discount to its net asset value of $14.64.

                                                          Continued on page four

      TOP FIVE PORTFOLIO INDUSTRY HOLDINGS BY SECTOR AS OF APRIL 30, 1997*

                    Health Care....................... 24.5%
                    Single-Family Housing............. 13.6%
                    Water & Sewer..................... 12.7%
                    General Purpose.................... 9.7%
                    Public Building.................... 9.5%

                    *As a Percentage of Long-Term Investments

MUNICIPAL MARKET OUTLOOK
    We continue to see signs of a strong economy, although we do not expect the unusually brisk growth rate of the first quarter to be sustained throughout the year. As a result, we believe the Fed will monitor the economy closely and take aggressive action to control growth if inflation picks up or the high growth rate is sustained. However, if growth slows, we believe the Fed will leave rates unchanged. Given this outlook, we expect that yields on the 30-year Treasury bond will range between 6.75 and 7.40 percent for the remainder of the year, with higher levels occurring early and lower yields dominating the second half of 1997. Although short-term interest rates have risen, this has not had a significant impact on the leveraged structure of the Trust.
    We believe the Trust is positioned to perform well in the coming months, and we do not anticipate major structural changes in the portfolio. In light of our expectations for interest rates, we will continue to maintain a slightly defensive posture by keeping a relatively short duration for the portfolio and adjusting the duration when prudent. We will also continue to seek a balance between the Trust's total return and its dividend income, as well as to add value through security selection. Thank you for your continued confidence in Van Kampen American Capital and your Trust's team of managers.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1997

                    VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA
                          VALUE MUNICIPAL INCOME TRUST
                           (NYSE TICKER SYMBOL--VPV)

 COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)...........    2.99%
Six-month total return based on NAV(2)....................    1.24%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3)..................................................    5.94%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................    9.55%

 SHARE VALUATIONS

Net asset value...........................................  $ 14.64
Closing common stock price................................  $12.625
Six-month high common stock price (03/10/97)..............  $13.000
Six-month low common stock price (12/26/96)...............  $12.125
Preferred share rate(5)...................................   4.045%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 37.8% combined federal and state income tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Par
Amount
(000)                          Description                      Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------------
               MUNICIPAL BONDS
               PENNSYLVANIA  90.8%
$      1,000   Allegheny Cnty, PA Hosp Dev Auth Rev Children's
               Hosp of Pittsburgh (MBIA Insd)..................   5.300%   07/01/26  $    926,670
         960   Allegheny Cnty, PA Indl Dev Auth Med Cent Rev
               Presbyterian Med Cent Rfdg (FHA Gtd)............   6.750    02/01/26     1,005,456
       2,600   Allentown, PA Area Hosp Auth Rev Sacred Heart
               Hosp Ser A Rfdg.................................   6.750    11/15/14     2,691,546
         925   Berks Cnty, PA Muni Auth Hosp Rev Reading Hosp &
               Med Cent Proj B (MBIA Insd).....................   6.000    10/01/14       944,962
       2,000   Butler Cnty, PA Hosp Auth Hosp Rev North Hills
               Passavant Hosp Ser A (Prerefunded @ 06/01/01)
               (FSA Insd)......................................   6.900    06/01/09     2,189,740
       2,270   Cumberland Cnty, PA Auth Rev First Mtg Carlisle
               Hosp & Hlth Rfdg................................   6.800    11/15/14     2,373,398
       3,900   Dauphin Cnty, PA Hosp Auth Rev Cmnty Genl
               Osteopathic Hosp Rfdg...........................   7.375    06/01/16     4,150,302
       3,570   Delaware Cnty, PA Auth Hlth Care Rev Mercy Hlth
               Corp Southeastn Ser A Rfdg (Connie Lee Insd)....   5.125    11/15/12     3,327,026
       1,000   Delaware Cnty, PA Auth Hosp Rev Crozer Chester
               Med Cent........................................   6.000    12/15/09     1,010,840
       1,400   Derry, PA Sch Dist Ser A Rfdg (MBIA Insd).......   6.550    09/01/06     1,498,728
       3,505   Eastern York Sch Dist PA (MBIA Insd)............   6.000    06/01/09     3,657,643
       1,610   Lancaster, PA Hsg Fin Corp Mtg Rev Ser A Rfdg
               (FHA Gtd).......................................   6.800    08/01/23     1,668,507
       2,000   Lehigh Cnty, PA Genl Purp Auth Cedar Crest
               College Rfdg....................................   6.700    04/01/26     2,023,780
       1,000   Lehigh Cnty, PA Indl Dev Auth Pollutn Ctl Rev PA
               Pwr & Lt Co Proj Ser A Rfdg (MBIA Insd).........   6.400    11/01/21     1,046,900
       1,000   Monroeville, PA Hosp Auth Hosp Rev Forbes Hlth
               Sys Rfdg........................................   6.250    10/01/15     1,013,690
       2,500   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
               Rev Abington Mem Hosp Ser A (AMBAC Insd)........   5.125    06/01/24     2,241,000
       3,850   Montgomery Cnty, PA Indl Dev Auth Rev Pollutn
               Ctl Ser E Rfdg (MBIA Insd)......................   6.700    12/01/21     4,144,409
       3,250   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
               40..............................................   6.900    04/01/25     3,401,580
       3,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
               41B Rfdg........................................   6.450    10/01/12     3,094,110
       2,400   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
               47 Rfdg.........................................   5.700    10/01/26     2,310,552
       1,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
               53A.............................................   6.000    10/01/15       996,630
       1,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
               53A.............................................   6.050    04/01/18       996,410
       2,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
               54A Rfdg (FHA Gtd)..............................   6.050    10/01/16     2,001,520
       1,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
               56A.............................................   6.050    10/01/16       999,940
         500   Pennsylvania Infrastructure Invt Auth Rev
               Pennvest Subser B...............................   6.800    09/01/10       540,890
       2,000   Pennsylvania Intergvtl Coop Auth Spl Tax Rev
               Philadelphia Funding Pgm Rfdg (FGIC Insd).......   5.500    06/15/20     1,920,300
       4,000   Pennsylvania St Ctfs Partn Ser A Rfdg (AMBAC
               Insd)...........................................   5.100    07/01/04     4,008,040
       4,275   Pennsylvania St Ctfs Partn Ser A Rfdg (AMBAC
               Insd)...........................................   5.250    07/01/10     4,181,335
       1,000   Pennsylvania St Higher Edl Fac Allegheny DE Vly
               Oblig Ser A Rfdg (MBIA Insd)....................   5.875    11/15/21     1,003,290

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Par
Amount
(000)                              Description                     Coupon    Maturity  Market Value
----------------------------------------------------------------------------------------------------
                 PENNSYLVANIA (CONTINUED)
$        1,000   Pennsylvania St Higher Edl Fac Auth College &
                 Univ Rev Bryn Mawr College (MBIA Insd)..........   5.625%   12/01/17  $    985,560
         2,970   Pennsylvania St Higher Edl Thomas Jefferson Univ
                 Ser A Rfdg......................................   6.625    08/15/09     3,209,293
         2,000   Philadelphia, PA Auth for Indl Dev Rev Rfdg.....   5.500    07/01/10     2,025,820
         1,500   Philadelphia, PA Gas Wks Rev Ser 14 Rfdg (FSA
                 Insd)...........................................   6.250    07/01/08     1,595,925
           895   Philadelphia, PA Hosp & Higher Edl Fac Auth Rev
                 Cmnty College Ser A (MBIA Insd).................   6.050    05/01/08       947,492
         1,455   Philadelphia, PA Hosp & Higher Edl Fac Auth Rev
                 Cmnty College Ser B Rfdg (MBIA Insd)............   6.500    05/01/09     1,614,759
         1,000   Philadelphia, PA Hosp & Higher Edl Fac Auth Rev
                 Saint Agnes Med Cent Proj Rfdg (Prerefunded @
                 08/15/01) (FHA Gtd).............................   7.250    08/15/31     1,084,460
         1,000   Philadelphia, PA Hosps & Higher Ed Fac Auth Hosp
                 Rev PA Hosp Rfdg................................   6.250    07/01/06     1,027,260
         2,000   Philadelphia, PA Sch Dist Ser B (AMBAC Insd)....   5.500    09/01/18     1,937,620
         5,305   Philadelphia, PA Ser A Rfdg (FGIC Insd).........   5.100    05/15/02     5,348,236
         3,000   Philadelphia, PA Ser A Rfdg (FGIC Insd).........   6.250    11/15/04     3,220,470
         5,000   Philadelphia, PA Wtr & Wastewtr Rev Rfdg (MBIA
                 Insd)...........................................   6.750    08/01/03     5,454,600
         3,675   Philadelphia, PA Wtr & Wastewtr Rev Rfdg (AMBAC
                 Insd)...........................................   5.500    06/15/07     3,750,558
         1,000   Pittsburgh, PA Urban Redev Mtg Ser C Rfdg.......   6.500    10/01/23     1,023,480
         1,500   Pottstown Boro, PA Auth Swr Rev Gtd Rfdg (AMBAC
                 Insd)...........................................   5.500    11/01/21     1,446,270
         2,500   Schuylkill Cnty, PA Muni Auth Wtr & Swr Rev Ser
                 A (Prerefunded @ 02/01/00) (FGIC Insd)..........   6.625    02/01/11     2,653,000
         1,500   Sharon, PA Regl Hlth Sys Auth Hosp Rev Sharon
                 Regl Hlth Sys Proj A Rfdg.......................   6.875    12/01/09     1,575,780
                                                                                       ------------
                                                                                        100,269,777
                                                                                       ------------
                 PUERTO RICO  7.6%
         2,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
                 W Rfdg..........................................   5.500    07/01/17     1,909,600
         4,000   Puerto Rico Comwlth Hwy & Tran Ser Y (Embedded
                 Cap) (FSA Insd) (b).............................   5.730    07/01/21     4,305,040
         2,000   Puerto Rico Pub Bldgs Auth Gtd Pub Edl & Hlth
                 Fac Ser K Rfdg..................................   6.600    07/01/04     2,144,560
                                                                                       ------------
                                                                                          8,359,200
                                                                                       ------------
        TOTAL LONG-TERM INVESTMENTS  98.4%
          (Cost $104,400,356) (a)....................................................   108,628,977
        0THER ASSETS IN EXCESS OF LIABILITIES  1.6%..................................     1,806,661
                                                                                       ------------
        NET ASSETS  100.0%...........................................................  $110,435,638
                                                                                       ============

(a) At April 30, 1997, cost for federal income tax purposes is $104,400,356; the aggregate gross unrealized appreciation is $4,311,286 and the aggregate gross unrealized depreciation is $82,665, resulting in net unrealized appreciation of $4,228,621.

(b) An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares. These derivative instruments are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $104,400,356)
  (Note 1)..................................................  $108,628,977
Interest Receivable.........................................     2,027,777
Cash........................................................        53,333
Unamortized Organizational Costs (Note 1)...................         4,985
Other.......................................................         1,535
                                                              ------------
      Total Assets..........................................   110,716,607
                                                              ------------
LIABILITIES:
Payables:
  Investment Advisory Fee (Note 2)..........................        58,719
  Income Distributions -- Common and Preferred Shares.......        55,917
  Administrative Fee (Note 2)...............................        18,067
  Affiliates (Note 2).......................................         9,154
Accrued Expenses............................................        79,336
Deferred Compensation and Retirement Plans (Note 2).........        59,776
                                                              ------------
      Total Liabilities.....................................       280,969
                                                              ------------
NET ASSETS..................................................  $110,435,638
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 900 issued with liquidation preference of $50,000
  per share) (Note 4).......................................  $ 45,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,468,924 shares issued and
  outstanding)..............................................        44,689
Paid in Surplus.............................................    65,577,874
Net Unrealized Appreciation on Investments..................     4,228,621
Accumulated Undistributed Net Investment Income.............       367,108
Accumulated Net Realized Loss on Investments................    (4,782,654)
                                                              ------------
      Net Assets Applicable to Common Shares................    65,435,638
                                                              ------------
NET ASSETS..................................................  $110,435,638
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($65,435,638 divided
  by 4,468,924 shares outstanding)..........................  $      14.64
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $3,134,331
                                                              ----------
EXPENSES:
Investment Advisory Fee (Note 2)............................     358,708
Administrative Fee (Note 2).................................     110,372
Preferred Share Maintenance (Note 4)........................      58,512
Trustees Fees and Expenses (Note 2).........................      12,833
Legal (Note 2)..............................................       7,430
Custody.....................................................       5,108
Amortization of Organizational Costs (Note 1)...............       2,478
Other.......................................................      77,417
                                                              ----------
  Total Expenses............................................     632,858
                                                              ----------
NET INVESTMENT INCOME.......................................  $2,501,473
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net Realized Gain on Investments............................  $   83,378
                                                              ----------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period...................................   5,221,856
  End of the Period.........................................   4,228,621
                                                              ----------
Net Unrealized Depreciation on Investments During the
  Period....................................................    (993,235)
                                                              ----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.............  $ (909,857)
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $1,591,616
                                                              ==========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                    For the Six Months Ended April 30, 1997
                and the Year Ended October 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                         Six Months Ended    Year Ended
                                                          April 30, 1997  October 31, 1996
------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..................................    $  2,501,473     $  5,034,003
Net Realized Gain on Investments.......................          83,378          148,576
Net Unrealized Appreciation/Depreciation on Investments
  During the Period....................................        (993,235)         461,513
                                                           ------------     ------------
Change in Net Assets from Operations...................       1,591,616        5,644,092
                                                           ------------     ------------
Distributions from Net Investment Income:
  Common Shares........................................      (1,675,768)      (3,362,738)
  Preferred Shares.....................................        (761,634)      (1,610,100)
                                                           ------------     ------------
Total Distributions....................................      (2,437,402)      (4,972,838)
                                                           ------------     ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....        (845,786)         671,254
NET ASSETS:
Beginning of the Period................................     111,281,424      110,610,170
                                                           ------------     ------------
End of the Period (Including accumulated undistributed
  net investment income of $367,108 and $303,037,
  respectively)........................................    $110,435,638     $111,281,424
                                                           ============     ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                April 30, 1993
                                    Six Months                                  (Commencement
                                      Ended        Year Ended October 31,       of Investment
                                    April 30,    ---------------------------    Operations) to
                                       1997       1996      1995      1994     October 31, 1993
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period (a)......................   $14.832     $14.681   $12.573   $15.672       $14.687
                                     -------     -------   -------   -------       -------
  Net Investment Income...........      .559       1.127     1.134     1.142          .433
  Net Realized and Unrealized
    Gain/Loss on Investments......     (.204)       .137     2.190    (3.132)         .896
                                     -------     -------   -------   -------       -------
Total from Investment
  Operations......................      .355       1.264     3.324    (1.990)        1.329
                                     -------     -------   -------   -------       -------
Less:
  Distributions from Net
    Investment Income:
    Paid to Common Shareholders...      .375        .753      .815      .822          .274
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders......      .170        .360      .401      .273          .070
  Distributions from Net Realized
    Gain on Investments (Note 1):
    Paid to Common Shareholders...       -0-         -0-       -0-      .012           -0-
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders......       -0-         -0-       -0-      .002           -0-
                                     -------     -------   -------   -------       -------
Total Distributions...............      .545       1.113     1.216     1.109          .344
                                     -------     -------   -------   -------       -------
Net Asset Value, End of the
  Period..........................   $14.642     $14.832   $14.681   $12.573       $15.672
                                     =======     =======   =======   =======       =======
Market Price Per Share at End of
  the Period......................   $12.625     $12.625   $12.500   $10.375       $14.875
Total Investment Return at Market
  Price (b).......................     2.99%*      7.17%    28.60%   (25.61%)        1.00%*
Total Return at Net Asset Value
  (c).............................     1.24%*      6.33%    23.90%   (14.91%)        6.33%*
Net Assets at End of the Period
  (In millions)...................   $ 110.4     $ 111.3   $ 110.6   $ 101.2       $ 115.0
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares..........................     1.93%       1.97%     2.03%     1.98%         1.55%
Ratio of Expenses to Average Net
  Assets..........................     1.15%       1.17%     1.17%     1.16%         1.14%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (d)...............     5.29%       5.24%     5.35%     6.09%         4.75%
Portfolio Turnover................        5%*        27%       43%       53%            9%*

(a) Net Asset Value at April 30, 1993, is adjusted for common and preferred share offering costs of $.313 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

 * Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Pennsylvania Value Municipal Income Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and Pennsylvania income taxes and, where possible under local law, local income and personal property taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in Pennsylvania municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on April 30, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. As of April 30, 1997, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

D. ORGANIZATIONAL COSTS--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization in the amount of $25,000. These costs are being amortized on a straight line basis over the 60 month period ending April 29, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1996, the Trust had an accumulated capital loss carry forward for tax purposes of $4,866,032, which will expire between October 31, 2002 and October 31, 2003.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended April 30, 1997, the Trust recognized expenses of approximately $18,100 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustees' annual retainer fee, which is currently $2,500.

    At April 30, 1997, VKAC owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $6,374,760 and $5,623,913, respectively.

4. PREFERRED SHARES

The Trust has outstanding 900 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every seven days through an auction process. The rate in effect on April 30, 1997, was 4.045%. During the six months ended April 30, 1997, the rates ranged from 2.950% to 4.045%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY
FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

     VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*--Chairman

THEODORE A. MYERS

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997
    All rights reserved.

(SM) denotes a service mark of Van Kampen American
     Capital Distributors, Inc.